[STRONG LOGO]

     THE STRONG
     AGGRESSIVE
     GROWTH FUNDS
--------------------------------------------------------------------
     SEMI-ANNUAL REPORT o JUNE 30, 1999


                       [PICTURE OF STRONG FUNDS BUILDING]

     The Strong Enterprise Fund

     The Strong Growth 20 Fund

     The Strong Small Cap Value Fund

     The Strong U.S. Emerging Growth Fund

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

Having just returned from a business trip to Indianapolis, I was telling a friend that almost everywhere I went--every freeway traveled, every side street ventured down--bulldozers, cranes and backhoes were hard at work.

Indianapolis, like most American cities we visit these days, is in the midst of a spectacular building boom. A sea of yellow construction equipment is washing over the nation's landscape.

It is the latest chapter in the unbelievable economic expansion that has blessed this country--almost without pause--since 1982. The signs of prosperity are everywhere:

     o    Highways jammed with people on their way to do business.

     o "Help Wanted" signs in more store windows than most of us have ever seen at one time.

     o Consumer confidence is at an all-time high. Shopping carts are stuffed with personal computers, printers, software and all sorts of related high-tech equipment transforming the lives of Americans.

     o Restaurants are packed almost every night of the week with people who have money to spend.

We are fortunate to be living in one of the greatest economic booms in recorded history. Likewise, we should be grateful for the opportunity to live in this incredibly prosperous time. We should also remember that nothing lasts forever.

The nation's economic engine is running near full capacity. After eight years of continuous growth, the American economy is beginning to overheat. It's that strain on the system that has Mr. Greenspan's Federal Reserve, which is responsible for managing the economy and keeping inflation at reasonable levels, obviously concerned.

The Fed's most powerful inflation-fighting tool is its ability to manage interest rates. Although it is a blunt instrument, raising interest rates is very effective in rapidly slowing the rate of growth in the economy. For example, when rates go up, it doesn't take long to see a drop in both the construction of new homes and the refinancing of mortgage loans. Likewise, it wouldn't be long before some of those bulldozers and backhoes in Indianapolis were sidelined.

The Federal Reserve has an awesome responsibility. While they want the economy to move ahead, they can't let their hopes override common sense. The Fed has become increasingly worried about excessive valuations in the stock market and the possibility that, left unchecked, a financial bubble could occur.

Make no mistake about it: Here at Strong, we are bullish on the long-term prospects for America. But, in the short term, expectations of what the stock market and the U.S. economy can continue to deliver seem inflated. For that reason, this could be a good time to complement your portfolio's stock holdings with more conservative money market and short-term bond funds.

                                                  /s/ Dick

                                   THE STRONG
                               AGGRESSIVE GROWTH
                                     FUNDS
                            -------------------------
                       SEMI-ANNUAL REPORT o JUNE 30, 1999

                                TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Enterprise Fund ......................................2
     The Strong Growth 20 Fund .......................................4
     The Strong Small Cap Value Fund .................................6
     The Strong U.S. Emerging Growth Fund ............................8

FINANCIAL INFORMATION
     Schedules of Investments in Securities .........................10
     Statements of Assets and Liabilities ...........................15
     Statements of Operations .......................................16
     Statements of Changes in Net Assets ............................17
     Notes to Financial Statements ..................................19

FINANCIAL HIGHLIGHTS ................................................22

                                     ============
                           THE STRONG ENTERPRISE FUND
-------------------------------------============-------------------------------

FUND
 HIGHLIGHTS

o The Fund returned 40.62% for the six months ended June 30, 1999.(1) Our Fund has the flexibility to invest in both large and small stocks, and will seek to emphasize the most timely segments of the market.

o The Fund's performance benefited from significant involvement in Internet stocks early in the year, and a substantial weighting in retail and semiconductor-related stocks, two industries sensitive to economic activity, added to our gains later in the first half.

---------------------------------------

           TOTAL RETURN(1)

            As of 6-30-99

   Since Inception       107.32%
      (on 9-30-98)

---------------------------------------

             FIVE LARGEST
            STOCK HOLDINGS

            As of 6-30-99

SECURITY                % OF NET ASSETS

Applied Materials, Inc.            5.3%

PRI Automation, Inc.               5.2%

SanDisk Corporation                4.9%

Polycom, Inc.                      4.1%

ASM Lithography Holding NV         4.1%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ Drew Cupps
Drew Cupps
Portfolio Manager

--------------------------------------------------------------------------------

The market environment has continued to provide many investment opportunities for the Strong Enterprise Fund. Our team strives to go beyond mere technological change to also consider changes in the investment and economic environment. Enterprise also has an all-cap format, so we can and do pursue the best growth opportunities in the economy, whether large or small. We believe this format may be particularly important as the strong economy allows more small- and mid-sized companies to post attractive results.

One investment theme that was very important to our portfolio during the first half of 1999 was the rebound of the semiconductor industry. For the duration of the Asian economic crisis, semiconductor chip makers and equipment companies suffered from soft demand. As confidence has returned, so has the world's demand for semiconductors--which are used in many products such as mobile phones, computer modems, children's toys, and automobiles. Applied Materials and other leading companies in the industry, including PRI Automation, Credence Systems, and ASM Lithography, were important contributors to the Fund this period.

Our research team constantly searches for forces or events that will affect an industry --changes that will create an investment opportunity. For many months, we have been working on the effect digital photography will have on the camera and film market. We found market estimates pegging the digital camera

                                           -------------------------------------

                                                      ONE INVESTMENT

                                                      THEME THAT WAS

                                                     VERY IMPORTANT TO

                                                    OUR PORTFOLIO DURING

                                                   THE FIRST HALF OF 1999

                                                    WAS THE REBOUND OF

                                                     THE SEMICONDUCTOR

                                                          INDUSTRY.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Total Return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains.

market at 29 million units in 2002 vs. 2 million in 1998 (International Data Corp., 5/99)--that is the kind of market growth we like as our backdrop! SanDisk Corporation, a leader in the type of computer memory that acts as the "film" in a digital camera, was a top performer for our Fund this period. SanDisk's products are also being used in two other potentially explosive product categories, the MP3 audio player market and the handheld computer market, so the company may experience healthy demand for quite some time.

We believe that the investment environment is changing and two major forces are at work now and will be for the next several quarters. One of these forces, not to be underestimated, is the acceleration of the Information Age. The second force is the increasing strength of the world economy. The strong economy is very positive for corporate earnings, but also threatens to raise interest rates. We believe this type of market makes research and stock selection all the more valuable and may continue to broaden the market. We remain dedicated to investing in those companies best positioned to benefit from these changes. We are enthusiastic about the opportunities and encourage you to adopt a long-term time horizon for your Enterprise investment due to the volatility inherent in the stocks of rapidly growing companies.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 9-30-98 to 6-30-99

[GRAPH]
                THE STRONG           S&P MidCap 400        Lipper Mid Cap
              ENTERPRISE FUND         Stock Index*          Funds Index*
9-98              10,000                 10,000                10,000
12-98             14,743                 12,819                12,374
3-99              17,255                 12,001                12,471
6-99              20,732                 13,700                13,846


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap") and the Lipper Mid Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P MidCap is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. The Lipper Mid Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 2500(TM) Growth Index is an unmanaged index generally representative of the U.S. market for small to medium-small capitalization stocks. It contains securities that growth managers typically select from the Russell 2500(TM) Index. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG ENTERPRISE FUND SEEKS TO CAPTURE THE GROWTH OF LEADING COMPANIES IN RAPIDLY GROWING INDUSTRIES. THE PACE OF ADVANCEMENT AND CHANGE IN THE WORLD IS ACCELERATING. WE SEEK TO RESEARCH AND UNDERSTAND THE DIRECTION THAT THE WORLD AND THE ECONOMY ARE MOVING, AND TO DEVELOP INVESTMENT THEMES IN ORDER TO CAPITALIZE ON THE OPPORTUNITIES CREATED BY THOSE CHANGES. OUR FUND DOES NOT CONCENTRATE ON A PARTICULAR SIZE COMPANY, RATHER WE SEARCH FOR GREAT COMPANIES LARGE AND SMALL THAT ARE POSITIONED TO GROW THEIR REVENUE AND EARNINGS RAPIDLY.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The Fund handily outperformed the Russell 2500(TM) Growth Index, which was up 15.58% and the S&P MidCap, which was up 6.87% during the period.*

o The vigorous U.S. economy has raised the prospect of higher interest rates and already caused the Federal Reserve to hike rates one-quarter point in late June.

o The stock market began to broaden out during this period. This means the advance that had been led by large growth stocks for over two years has expanded to include small- and mid-sized growth stocks, as well as value stocks.

                                     ===========
                           THE STRONG GROWTH 20 FUND
-------------------------------------===========--------------------------------

FUND
 HIGHLIGHTS

o The Strong Growth 20 Fund returned 21.53% for the six months ended June 30, 1999. The Fund's one-year average annual total return was 43.89%. Since inception (6-30-97), the Fund has an average annual return of 37.44%.(1)

o    Communications,   telecom,  Internet  infrastructure  builders,   broadband
     access, and retail category leaders with strong revenue growth have been the Fund's key performers during the first half of 1999.

o Biotech companies, such as BIOGEN, have been the Fund's most attractive healthcare holdings.

---------------------------------------

            AVERAGE ANNUAL
           TOTAL RETURNS(1)

            As of 6-30-99

          1-year        43.89%

 Since Inception        37.44%
    (on 6-30-97)

---------------------------------------

             FIVE LARGEST
            STOCK HOLDINGS

            As of 6-30-99

SECURITY                % OF NET ASSETS

Cisco Systems, Inc.                8.9%

Tyco International, Ltd.           7.0%

Circuit City Stores, Inc.          6.6%

Uniphase Corporation               5.9%

Kohl's Corporation                 5.5%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ Ronald C. Ognar
Ronald C. Ognar
Portfolio Manager

--------------------------------------------------------------------------------

After the Federal Reserve cut interest rates last fall, the stock market was liquidity-driven (money coming into the market) and in the first phase of the new advance, it was driven by rising price-earnings ratios. The large growth stocks received almost all the attention because the world economy was still slow, causing corporate earnings to be very weak at year-end.

Now we think the market has entered a new phase that sees world economies picking up. In the U.S., the consumer is in a strong spending phase and interest rates are rising with the new economic strength. The market has broadened to include more cyclical and smaller companies. We are now in an earnings-driven market and investors will look for companies with the strongest sales and earnings momentum.

As long as interest rates stay in a reasonable range with the economy growing at 2% to 3%, we will continue to stay with our current strategy. As of now, we do not see inflation becoming a problem as long as productivity continues to hold costs down for corporations. We did substantially lower our Internet exposure during the period due mainly to

                                           -------------------------------------

                                                      WE ARE NOW IN

                                                   AN EARNINGS-DRIVEN

                                                       MARKET, AND

                                                      INVESTORS WILL

                                                   LOOK FOR COMPANIES

                                                   WITH THE STRONGEST

                                                   SALES AND EARNINGS

                                                         MOMENTUM.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

high valuations and big new supplies of new Internet public offerings. This technology money was shifted to the more cyclical growth area of semiconductors (especially telecom-related).

We appreciate your continued investment in the Growth 20 Fund, and remain committed to serving you in the future with a focused approach.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 6-30-97 to 6-30-99

[GRAPH]
                                                       Lipper Capital
                THE STRONG         S & P 500            Appreciation
              GROWTH 20 FUND         Index*             Funds Index*
6-97              10,000             10,000                10,000
12-97             11,387             11,058                10,890
6-98              13,129             13,016                12,490
12-98             15,545             14,218                13,067
6-99              18,891             15,978                15,023



This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG GROWTH 20 FUND INVESTS IN A CONCENTRATED PORTFOLIO OF 20 TO 30 GROWTH STOCKS OF ALL SIZES. THE MANAGER CHOOSES INVESTMENTS BY CAREFULLY RESEARCHING COMPANIES ONE AT A TIME, PAYING CLOSE ATTENTION TO THEIR VALUATIONS AND THE
LONG-TERM THEMES OF THEIR BUSINESSES. THIS IS AN AGGRESSIVE GROWTH FUND THAT HOLDS A LIMITED NUMBER OF STOCKS, EACH ONE NORMALLY ACCOUNTING FOR BETWEEN 3% AND 7% OF THE FUND'S TOTAL ASSETS--SO IT IS LIKELY TO SHOW PRONOUNCED PRICE FLUCTUATION. BECAUSE OF THIS POTENTIAL VOLATILITY AND THE FUND'S AGGRESSIVE NATURE, IT SHOULD BE HELD AS A SMALL PORTION OF AN INVESTOR'S LONG-TERM PORTFOLIO.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o    The S&P 500 returned 12.38% for the six months ended June 30, 1999.

o The market continued to favor leading companies, such as Cisco Systems, Kohl's Corp., Tellabs, and Uniphase Corp. (now called JDS Uniphase), which are all core long-term holdings for our Fund.

o In addition, during the last six months, the market broadened out to include more cyclical and smaller companies.

o Driven by strong consumer spending, the U.S. economy accelerated in the first half of 1999, while world economies began to show signs of strength as well.

o Productivity continued to hold corporate costs down and keep inflation in check.

                                  =================
                        THE STRONG SMALL CAP VALUE FUND
----------------------------------=================-----------------------------

FUND
 HIGHLIGHTS

o    The Fund returned 15.27% for the six months ended June 30, 1999.(1)

o The second quarter represented a strong turnaround, but we continue to feel that the downside risk for our style is fairly low and the upside potential is good.

o We have maintained a relatively high allocation to energy and producer durables, while underweighting financial services.

---------------------------------------

            AVERAGE ANNUAL
            TOTAL RETURN(1)

             As of 6-30-99

          1-year            4.26%

 Since Inception           14.36%
   (on 12-31-97)

---------------------------------------

           TOP FIVE SECTORS

            As of 6-30-99

SECTOR                  % OF NET ASSETS

Energy                            18.3%

Technology                        14.1%

Healthcare                        13.5%

Capital Equipment                 11.7%

Financial                         10.9%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ I. Charles Rinaldi
I. Charles Rinaldi
Portfolio Manager

--------------------------------------------------------------------------------

The first three months of 1999 were interesting to watch, as Internet stocks soared to valuations that would make Benjamin Graham, the father of value investing, turn in his grave. Even large-cap growth stocks, pushed up by the still-growing popularity of S&P 500 index funds, reached levels that would make many investors begin to question valuations.

For those investors fortunate enough to have been invested in large-cap growth and Internet stocks, we offer the wisdom of investment great Bernard Baruch, written in 1930: "Become more humble as the market goes your way. It is not prudent to wait for the top of the market to sell...it is better to sell too soon." During the second quarter of the year, it seemed as if more investors were already heeding this advice. Market leadership rotated to small- and mid-cap stocks, and many Internet stocks and large-cap growth stocks began to underperform.

Experience has taught me the importance of maintaining one's investment discipline. Even as our style remained out of favor, we stayed with our value approach--and the Fund's second quarter return of 25.82% would appear to be our reward. Despite this recent run-up, we continue to believe there is high growth potential in our portfolio. Of course, as part of our investment approach we consider the possible downside risk of a stock.

                                           -------------------------------------

                                                       DESPITE THE

                                                      RECENT RUN-UP,

                                                      WE CONTINUE TO

                                                  BELIEVE THERE IS HIGH

                                                   GROWTH POTENTIAL IN

                                                       OUR PORTFOLIO.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

Evidence supporting our sentiment comes from the mergers and acquisitions market. Reports indicate that the average annual number of mergers and acquisitions for small companies from 1990 through April 1999 was 162. For the first four months of 1999, however, already 207 deals have been announced or completed. Extrapolating this figure for the entire year implies an activity rate more than five times the historical norm. The deals being made have common characteristics of strong cash flow, low debt, and low valuation levels--precisely the types of stocks our style focuses on.

The Fund has maintained a relatively high allocation to energy and producer durables while underweighting financial services. This allocation helped performance in the recent environment of rising oil prices, recovering Asian economies, and rising interest rates. These are longer-term trends that we believe are just beginning, so we will likely maintain this positioning for the foreseeable future.

Thank you for choosing the Strong Small Cap Value Fund to help you achieve your financial goals.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-97 to 6-30-99

[GRAPH]
             THE STRONG SMALL          Russell              Lipper Small Cap
              CAP VALUE FUND        2000(R) Index*            Funds Index*
12-97             10,000                10,000                   10,000
6-98              11,730                10,493                   10,645
12-98             10,610                 9,745                    9,915
6-99              12,230                10,650                   10,849


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. The Lipper Small Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.



YOUR FUND'S
 APPROACH

THE STRONG SMALL CAP VALUE FUND SEEKS TOTAL RETURN BY INVESTING IN STOCKS THAT ARE OUT OF FAVOR AND, AS A RESULT, SELL AT LOW PRICES RELATIVE TO THEIR COMPANY EARNINGS, CASH FLOW, OR ASSET VALUE. WE LOOK FOR A DYNAMIC CHANGE IN A COMPANY OR AN INDUSTRY THAT MAY ENHANCE STOCK PRICE PERFORMANCE. GENERALLY, WE PREFER COMPANIES THAT HAVE POSITIVE CASH FLOWS, IN WHICH MANAGEMENT HAS A MEANINGFUL OWNERSHIP STAKE, AND THAT ARE NOT WIDELY OWNED INSTITUTIONALLY.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The Russell 2000(R) Index returned 9.28% during the six-month period ended June 30, 1999.*

o Inflation concerns resurfaced after a lengthy hiatus. At the beginning of the year, oil prices were predicted by many experts to fall to $10 per barrel or lower. However, by midyear, oil prices had risen to more than $19 per barrel.

o Returns for domestic stock indices were very strong, though market leadership shifted from large-cap stocks to small-cap stocks during the second quarter.

o Internet stocks contributed significantly to both the returns and the volatility of the Russell 2000(R) and Russell 2000(R) Growth Indexes.

                                ======================
                      THE STRONG U.S. EMERGING GROWTH FUND
--------------------------------======================--------------------------

FUND
 HIGHLIGHTS

o The Fund's performance for the six months ended June 30, 1999 was very strong, up 23.30%.(1)

o Our overweightings in both the technology and telecommunications industries helped spur the Fund's outperformance. The Fund's stocks in the business services and specialty retail sectors also performed well.

o Our direct research approach paid off in the period, as the information we developed independently allowed us to effectively add to positions on weakness and trim positions on strength.

---------------------------------------

            TOTAL RETURN(1)

            As of 6-30-99

 Since Inception           23.30%
   (on 12-31-98)

---------------------------------------

           TOP FIVE SECTORS

            As of 6-30-99

SECTOR                  % OF NET ASSETS

Technology                        42.0%

Retail                            20.6%

Capital Equipment                 18.2%

Healthcare                         6.3%

Transportation                     4.5%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGERS


/s/ Thomas L. Press           /s/ Donald Longlet
Thomas L. Press               Donald Longlet
Portfolio Co-Manager          Portfolio Co-Manager

--------------------------------------------------------------------------------

As we complete the Fund's first six months, we're happy to be able to report such strong outperformance, with returns that are more than 10% higher than the Russell 2000(R) Growth Index.* A number of factors combined to produce these results.

First and foremost, our direct research approach to investing led us to companies in a number of sectors that enjoyed strong performance during part or all of the six-month period. Among these were specialty retail, business services, technology, and telecommunications. Although these holdings have already contributed significantly to performance, we believe they still have more to offer. We remain overweighted in these four industries.

Looking forward, our research has encouraged us to make selective additions to our holdings in the transportation services area. We emphasize that these additions are selective because we focus in on the quality of the companies we invest in, not just the broad industries. While it certainly helps for a company to be in an industry that offers fertile ground for growth, we look carefully for those companies that feature solid management, have the potential for rapid revenue growth, and are not overly dependent on other companies or on economic trends for their success. And just as an entrepreneurial spirit fuels the management of this Fund, we look for companies that have that same spark of creativity that can breed success.

                                           -------------------------------------

                                                     OUR OUTLOOK IS

                                                    VERY POSITIVE FOR

                                                    SMALL- AND MID-CAP

                                                      GROWTH STOCKS.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Total Return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains.

Our outlook is very positive for small- and mid-cap growth stocks. Earnings continue to surpass consensus estimates, and valuations are very attractive for the stocks we consider. We may add to our Internet holdings, which currently take up 3% of the portfolio. If the weakness that has afflicted this sector continues to beat down their prices, we would be even more likely to increase our position.

With the exception of positive flows into mutual funds, all of the ingredients for a major move among smaller-cap stocks are in place. Redemptions in recent months have created a headwind for us to work against. Once fund inflows pick up steam, as they are beginning to, we expect to see major improvements among small-cap stocks.

Thank you for your investment in the Strong U.S. Emerging Growth Fund. We appreciate the confidence you've shown us in the Fund's first six months, and look forward to working with you for years to come.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-98 to 6-30-99

[GRAPH]
             THE STRONG U.S.              Russell          Lipper Growth
           EMERGING GROWTH FUND        2000(R) Index*       Funds Index*
12-98             10,000                   10,000              10,000
1-99              11,080                   10,133              10,427
2-99              10,670                    9,312              10,071
3-99              12,080                    9,458              10,507
4-99              11,590                   10,305              10,774
5-99              11,140                   10,456              10,565
6-99              12,330                   10,928              11,189

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russsell 2000(R) Index and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The Russell 2000(R) Growth Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. It contains securities that growth managers typically select from the Russell 2000(R) Index. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG U.S. EMERGING GROWTH FUND SEEKS CAPITAL GROWTH. IT PRIMARILY INVESTS IN STOCKS OF U.S. COMPANIES THAT THE FUND'S MANAGERS BELIEVE OFFER SUPERIOR POTENTIAL FOR LONG-TERM GROWTH. ALTHOUGH THE FUND FOCUSES ON THE STOCKS OF SMALLER COMPANIES, IT MAY INVEST IN FIRMS OF ANY SIZE. THE FUND'S GOAL IS TO
ACHIEVE SIGNIFICANT CAPITAL APPRECIATION OVER TIME BY INVESTING IN RAPIDLY GROWING, EMERGING COMPANIES THAT ARE POSITIONED TO BECOME LEADERS IN THEIR RESPECTIVE MARKETS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The Russell 2000(R) Growth Index returned 12.82% for the six months ended June 30, 1999.*

o In the first quarter of 1999, the stocks of large companies continued to significantly outperform those of smaller companies. During the second quarter of the year, the market began to broaden out somewhat, improving the performance of many small- and mid-cap stocks.

o The second quarter was nonetheless a difficult period for small-cap growth investors, as interest rates rose by almost 100 basis points. Small-cap value stocks outperformed small-cap growth stocks in April and May. As rates stabilized in June, the Fund's portfolio dramatically outperformed.

SCHEDULES OF INVESTMENTS IN SECURITIES                 JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                             STRONG ENTERPRISE FUND
================================================================================
                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 97.1%
BANK - MONEY CENTER 1.3%
Citigroup, Inc.                                         17,450     $   828,875

COMMERCIAL SERVICE 2.4%
Avis Rent A Car, Inc. (b)                               20,200         588,325
TMP Worldwide, Inc. (b)                                 14,800         939,800
                                                                   -----------
                                                                     1,528,125
COMPUTER - MAINFRAME 0.8%
Apple Computer, Inc. (b)                                10,300         477,019

COMPUTER - PERIPHERAL EQUIPMENT 6.9%
Microchip Technology, Inc. (b)                          26,600       1,260,175
SanDisk Corporation (b)                                 68,400       3,078,000
                                                                   -----------
                                                                     4,338,175
COMPUTER - PERSONAL & WORKSTATION 6.8%
Amazon.com, Inc. (b)                                     5,300         663,163
Concentric Network Corporation (b)                      27,500       1,093,125
Sterling Commerce, Inc. (b)                             45,800       1,671,700
Yahoo! Inc. (b)                                          4,900         844,025
                                                                   -----------
                                                                     4,272,013
COMPUTER SERVICE 1.1%
Acxiom Corporation (b)                                  27,900         695,756

COMPUTER SOFTWARE 16.3%
BroadVision, Inc. (b)                                   27,900       2,057,625
Clarify, Inc. (b)                                       39,500       1,629,375
Exchange Applications, Inc. (b)                         23,300         949,475
I2 Technologies, Inc. (b)                               34,400       1,479,200
Intuit, Inc. (b)                                         4,600         414,575
New Era of Networks, Inc. (b)                           10,500         461,344
Oracle Systems Corporation (b)                          31,900       1,184,288
Silicon Graphics, Inc. (b)                              94,500       1,547,437
Synopsys, Inc. (b)                                      10,600         584,987
                                                                   -----------
                                                                    10,308,306
ELECTRICAL EQUIPMENT 5.2%
PRI Automation, Inc. (b)                                90,100       3,266,125

ELECTRONIC INSTRUMENTATION 9.6%
Credence Systems Corporation (b)                        59,100       2,194,087
PE Corporation-PE Biosystems Group                      16,825       1,930,669
Teradyne, Inc. (b)                                      27,000       1,937,250
                                                                   -----------
                                                                     6,062,006
ELECTRONIC PRODUCTS - MISCELLANEOUS 3.3%
Powerwave Technologies, Inc. (b)                        48,300       1,557,675
Rockwell International Corporation                       8,900         540,675
                                                                   -----------
                                                                     2,098,350
ELECTRONICS - SEMICONDUCTOR/COMPONENT 20.2%
ASM Lithography Holding NV (b)                          43,100       2,559,063
Applied Materials, Inc. (b)                             44,900       3,316,988
Atmel Corporation (b)                                   80,600       2,110,712
LSI Logic Corporation (b)                               50,900       2,347,762
Novellus Systems, Inc. (b)                              34,900       2,381,925
                                                                   -----------
                                                                    12,716,450
HEALTHCARE - BIOMEDICAL/GENETIC 4.2%
Cephalon, Inc. (b)                                      51,600         896,550
Millennium Pharmaceuticals, Inc. (b)                    48,700       1,753,200
                                                                   -----------
                                                                     2,649,750
HEALTHCARE - PATIENT CARE 1.2%
HEALTHSOUTH Corporation (b)                             50,300         751,356

HEALTHCARE - PRODUCT 3.8%
Affymetrix, Inc. (b)                                    27,900       1,377,563
Sabratek Corporation (b)                                47,000       1,028,125
                                                                   -----------
                                                                     2,405,688

HOUSEHOLD APPLIANCES & FURNISHINGS 2.0%
Sony Corporation Sponsored ADR                          11,500       1,269,313

MACHINERY - MISCELLANEOUS 0.6%
Briggs & Stratton Corporation                            6,400         369,600

NATURAL GAS DISTRIBUTION 1.1%
The Williams Companies, Inc.                            16,600         706,537

RETAIL - DEPARTMENT STORE 1.2%
Federated Department Stores, Inc. (b)                   14,200         751,712

TELECOMMUNICATION EQUIPMENT 9.1%
Comverse Technology, Inc. (b)                           10,050         758,775
Motorola, Inc.                                          18,200       1,724,450
Nortel Networks Corporation                              7,100         616,369
Polycom, Inc. (b)                                       67,000       2,613,000
                                                                   -----------
                                                                     5,712,594
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $49,142,937)                              61,207,750
--------------------------------------------------------------------------------

OPTIONS 1.0%
TELECOMMUNICATION SERVICE
AT&T Corporation Call Options                           64,000         616,000
--------------------------------------------------------------------------------
TOTAL OPTIONS (Cost $586,093)                                          616,000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.4%
COMMERCIAL PAPER 0.6%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                          $      100             100
Warner Lambert Company, 4.91%                          413,900         413,900
                                                                   -----------
                                                                       414,000
REPURCHASE AGREEMENTS 4.8%
ABN-AMRO Inc. (Dated 6/30/99), 4.78%, Due
  7/01/99 (Repurchase proceeds $3,000,398);
  Collateralized by: SLMA Notes, FNMA
  Notes, FHLMC Notes, Federal Home
  Loan Bank Bonds, Federal Farm Credit
  Bank Notes, Tennessee Valley Authority
  Bonds, and Resolution Funding Corporation
  Bonds (c)                                          3,000,000       3,000,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,414,000)                       3,414,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (Cost $53,143,030) 103.5%           65,237,750
Other Assets and Liabilities, Net (3.5%)                            (2,177,485)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $63,060,265
================================================================================


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                         Contracts     Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                   --        $    --
Options written during the period                            30         57,096
Options closed                                              (30)       (57,096)
Options expired                                              --             --
Options exercised                                            --             --
                                                            ---        -------
Options outstanding at end of period                         --        $    --
                                                            ===        =======
Closed options resulted in a capital gain of $20,256.

--------------------------------------------------------------------------------
================================================================================
                              STRONG GROWTH 20 FUND
================================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 89.4%
BANK - MONEY CENTER 3.1%
Citigroup, Inc.                                        120,000    $  5,700,000

COMPUTER - PERSONAL & WORKSTATION 4.9%
America Online, Inc. (b)                                45,000       4,972,500
Marimba, Inc. (b)                                       75,000       3,951,562
                                                                  ------------
                                                                     8,924,062
COMPUTER SOFTWARE 8.9%
Cisco Systems, Inc. (b)                                250,000      16,125,000

DIVERSIFIED OPERATIONS 7.0%
Tyco International, Ltd.                               135,000      12,791,250

ELECTRONIC INSTRUMENTATION 3.2%
PE Corporation-PE Biosystems Group                      50,000       5,737,500

ELECTRONICS - SEMICONDUCTOR/COMPONENT 6.9%
Applied Micro Circuits Corporation (b)                 100,000       8,225,000
PMC-Sierra, Inc. (b)                                    75,000       4,420,312
                                                                  ------------
                                                                    12,645,312
FINANCE - MISCELLANEOUS 5.4%
First Data Corporation                                 200,000       9,787,500

HEALTHCARE - BIOMEDICAL/GENETIC 3.5%
Biogen, Inc. (b)                                       100,000       6,431,250

OIL WELL EQUIPMENT & SERVICE 5.7%
BJ Services Company (b)                                150,000       4,415,625
ENSCO International, Inc.                              300,000       5,981,250
                                                                  ------------
                                                                    10,396,875
RETAIL - DEPARTMENT STORE 5.5%
Kohl's Corporation (b)                                 130,000      10,034,375

RETAIL - RESTAURANT 2.9%
Outback Steakhouse, Inc. (b)                           135,000       5,307,188

RETAIL - SPECIALTY 13.6%
Best Buy Company, Inc. (b)                             125,000       8,437,500
Circuit City Stores, Inc.                              130,000      12,090,000
Lowe's Companies, Inc.                                  75,000       4,251,563
                                                                  ------------
                                                                    24,779,063
TELECOMMUNICATION EQUIPMENT 8.9%
Tellabs, Inc. (b)                                       80,000       5,405,000
Uniphase Corporation (b)                                65,000      10,790,000
                                                                  ------------
                                                                    16,195,000
TELECOMMUNICATION SERVICE 9.9%
Covad Communications Group, Inc. (b)                   140,000       7,463,750
Level 3 Communications, Inc. (b)                        53,800       3,231,363
MCI WorldCom, Inc. (b)                                  85,000       7,331,250
                                                                  ------------
                                                                    18,026,363
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $131,261,457)                            162,880,738
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 13.4%
COMMERCIAL PAPER 0.4%
INTEREST BEARING, DUE UPON DEMAND
Warner Lambert Company, 4.91%                      $   547,700         547,700
Wisconsin Electric Power Company, 4.91%                251,600         251,600
                                                                  ------------
                                                                       799,300
REPURCHASE AGREEMENTS 13.0%
ABN-AMRO Inc. (Dated 6/30/99), 4.78%, Due 7/01/99
  (Repurchase proceeds $23,603,134); Collateralized
  by: SLMA Notes, FNMA Notes, FHLMC Notes,
  Federal Home Loan Bank Bonds, Federal Farm
  Credit Bank Notes, Tennessee Valley Authority
  Bonds, and Resolution Funding Corporation
  Bonds (c)                                         23,600,000      23,600,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $24,399,300)                     24,399,300
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (Cost $155,660,757) 102.8%         187,280,038
Other Assets and Liabilities, Net (2.8%)                            (5,080,391)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $182,199,647
================================================================================


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                          Contracts  Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                    --     $     --
Options written during the period                            450      575,201
Options closed                                              (450)    (575,201)
Options expired                                               --           --
Options exercised                                             --           --
                                                             ---     --------
Options outstanding at end of period                          --     $     --
                                                             ===     ========

Closed options resulted in a capital loss of $216,190.


================================================================================
                           STRONG SMALL CAP VALUE FUND
================================================================================
                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 96.2%
AIRLINE 0.7%
Linea Aerea Nacional Chile SA Sponsored ADR             30,000      $  215,625

AUTO & TRUCK PARTS 3.0%
Jason, Inc. (b)                                        110,000         880,000

COMMERCIAL SERVICE 5.0%
R.H. Donnelley Corporation                              30,000         586,875
SCB Computer Technology, Inc. (b)                       40,000         210,000
Vallen Corporation (b)                                  26,000         416,000
The Wackenhut Corporation Class B                       11,000         264,000
                                                                    ----------
                                                                     1,476,875
COMPUTER SOFTWARE 6.4%
JDA Software Group, Inc. (b)                            10,000          93,125
Optika, Inc. (b)                                       278,500       1,566,562
Xircom, Inc. (b)                                         8,000         240,500
                                                                    ----------
                                                                     1,900,187
COMPUTER SYSTEMS 1.1%
Corsair Communications, Inc. (b)                        75,000         318,750

ELECTRICAL EQUIPMENT 0.4%
AFC Cable Systems, Inc. (b) (d)                          3,500         123,594

ELECTRONIC INSTRUMENTATION 0.5%
IFR Systems, Inc. (b)                                   30,000         142,500

ELECTRONIC PRODUCTS - MISCELLANEOUS 2.5%
Coherent, Inc. (b)                                      40,000         745,000

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)     JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                    STRONG SMALL CAP VALUE FUND (CONTINUED)
================================================================================
                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.3%
Silicon Valley Group, Inc. (b)                          40,000     $   672,500

ENGINEERING & CONSTRUCTION 2.2%
Chicago Bridge & Iron Company NV                        47,500         662,031

FINANCE - MISCELLANEOUS 6.3%
Creditrust Corporation (b)                              67,500       1,873,125

HEALTHCARE - DRUG/DIVERSIFIED 1.3%
Biovail Corporation International (b) (d)                7,500         382,969

HEALTHCARE - MEDICAL SUPPLY 2.1%
Ocular Sciences, Inc. (b) (d)                           35,000         608,125

HEALTHCARE - PATIENT CARE 0.8%
Kendle International, Inc. (b) (d)                      15,000         240,000

HEALTHCARE - PRODUCT 9.3%
Maxxim Medical, Inc. (b) (d)                            75,000       1,748,437
Pall Corporation (d)                                    45,000         998,437
                                                                    ----------
                                                                     2,746,874
HOUSEHOLD APPLIANCES & FURNISHINGS 1.4%
Leggett & Platt, Inc. (d)                               15,000         417,187

HOUSING 1.9%
Newmark Homes Corporation (b)                          107,000         575,125

MACHINERY - MISCELLANEOUS 2.4%
Global Industrial Technologies, Inc. (b)                40,000         482,500
Tennant Company                                          7,500         240,000
                                                                    ----------
                                                                       722,500
MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 1.3%
Detroit Diesel Corporation                              15,000         369,375

METAL PRODUCTS & FABRICATION 0.3%
Webco Industries, Inc. (b)                              20,000         102,500

METALS & MINING 1.1%
U.S. Concrete, Inc. (b)                                 35,000         332,500

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 11.3%
The Meridian Resource Corporation (b)                  145,000         561,875
Patina Oil & Gas Corporation                           225,000       1,420,312
Range Resources Corporation                            194,500       1,191,313
Titan Exploration, Inc. (b)                             30,000         150,000
                                                                    ----------
                                                                     3,323,500
OIL - NORTH AMERICAN INTEGRATED 0.8%
Pennzoil-Quaker State Company (d)                       15,000         225,000

OIL WELL EQUIPMENT & SERVICE 6.2%
Marine Drilling Companies, Inc. (b)                      7,500         102,656
Matrix Service Company (b)                             150,000         618,750
Oceaneering International, Inc. (b)                     30,000         483,750
Pride International, Inc. (b)                           60,000         633,750
                                                                    ----------
                                                                     1,838,906
PAPER & FOREST PRODUCTS 2.0%
Chesapeake Corporation (d)                              13,000         486,688
Kafus Environmental Industries, Ltd. (b)                10,000          96,250
                                                                    ----------
                                                                       582,938
PERSONAL & COMMERCIAL LENDING 3.1%
World Acceptance Corporation (b)                       182,000         915,688

PRECIOUS METAL/GEM/STONE 2.6%
Apex Silver Mines, Ltd. (b)                             24,000         297,000
Glamis Gold, Ltd. (b)                                  255,000         462,188
                                                                    ----------
                                                                       759,188
REAL ESTATE 1.5%
Meditrust Companies                                     33,000         431,063

RETAIL - RESTAURANT 0.6%
CKE Restaurants, Inc.                                   10,000         162,500

RETAIL - SPECIALTY 9.9%
Barbeques Galore, Ltd. Sponsored ADR (b)               196,500       1,473,750
Boise Cascade Office Products Corporation (b)           25,000         293,750
Heilig-Meyers Company                                   50,000         340,625
Rush Enterprises, Inc. (b)                              15,000         241,875
TBC Corporation (b)                                     80,000         565,000
                                                                    ----------
                                                                     2,915,000
STEEL 2.2%
Bethlehem Steel Corporation (b)                         25,000         192,188
Roanoke Electric Steel Corporation                      15,000         260,625
WHX Corporation (b)                                     30,000         196,875
                                                                    ----------
                                                                       649,688
TELECOMMUNICATION EQUIPMENT 0.3%
Centigram Communications Corporation (b)                10,000          93,125

TELECOMMUNICATION SERVICE 1.0%
Ascent Entertainment Group, Inc. (b)                    20,000         282,500

TELEPHONE 0.8%
Citizens Utilities Company Class B (b)                  20,000         222,500

TRUCKING 1.6%
Covenant Transport, Inc. Class A (b)                    30,000         472,500
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $26,013,321)                              28,381,438
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.3%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                            $308,500         308,500
Warner Lambert Company, 4.91%                              100             100
Wisconsin Electric Power Company, 4.91%                948,900         948,900
                                                                    ----------
                                                                     1,257,500
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $1,257,500)                       1,257,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (Cost $27,270,821) 100.5%           29,638,938
Other Assets and Liabilities, Net (0.5%)                              (142,682)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $29,496,256
================================================================================


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                        Contracts    Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                1,355      $168,822
Options written during the period                         3,620       668,346
Options closed                                           (3,395)     (562,755)
Options expired                                            (525)      (71,660)
Options exercised                                           (85)      (11,807)
                                                          -----      --------
Options outstanding at end of period                        970      $190,946
                                                          =====      ========

Closed, exercised and expired options resulted in a capital gain of $113,629.

--------------------------------------------------------------------------------
================================================================================
                     STRONG SMALL CAP VALUE FUND (CONTINUED)
================================================================================

--------------------------------------------------------------------------------
WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                          Contracts
                                                        (100 shares      Value
                                                        per contract)  (Note 2)
--------------------------------------------------------------------------------
AFC Cable Systems, Inc.
Calls: (Strike price is $35.00. Expiration date is 8/20/99.
Premium received is $9,082.)                                 35       ($10,281)

Biovail Corporation International
Calls: (Strike price is $55.00. Expiration date is 8/20/99.
Premium received is $12,900.)                                75        (13,593)

Chesapeake Corporation
Calls: (Strike price is $35.00. Expiration date is 8/20/99.
Premium received is $39,109.)                               130        (40,219)

Kendle International, Inc.
Calls: (Strike price is $17.50. Expiration date is 8/20/99.
Premium received is $10,162.)                                50         (5,781)

Leggett & Platt, Inc.
Calls: (Strike price is $25.00. Expiration date is 9/17/99.
Premium received is $11,412.)                                50        (16,563)

Maxxim Medical, Inc.
Puts: (Strike price is $20.00. Expiration date is 9/17/99.
Premium received is $27,234.)                               130        (11,375)

Ocular Sciences, Inc.
Calls: (Strike price is $17.50. Expiration date is 7/16/99.
Premium received is $29,599.)                               200        (21,250)
Calls: (Strike price is $20.00. Expiration date is 7/16/99.
Premium received is $26,949.)                               100         (3,750)

Pall Corporation
Calls: (Strike price is $20.00. Expiration date is 7/16/99.
Premium received is $12,825.)                               100        (20,625)
Calls: (Strike price is $22.50. Expiration date is 9/17/99.
Premium received is $7,037.)                                 50         (7,656)

Pennzoil-Quaker State Company
Calls: (Strike price is $15.00. Expiration date is 7/16/99.
Premium received is $4,637.)                                 50         (2,188)


================================================================================
                        STRONG U.S. EMERGING GROWTH FUND
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS  96.7%
COMMERCIAL SERVICE 18.2%
AHL Services, Inc. (b)                                   7,900      $  197,006
Abacus Direct Corporation (b)                            3,000         274,500
Copart, Inc. (b)                                        11,300         240,125
Corporate Executive Board Company (b)                    9,200         327,175
Diamond Technology Partners, Inc. (b)                   10,000         223,750
FactSet Research Systems, Inc.                           6,150         348,244
International Telecommunications Data
  Systems, Inc. (b)                                     15,500         248,000
ProBusiness Services, Inc. (b)                           3,600         129,150
Sykes Enterprises, Inc. (b)                              8,800         293,700
                                                                    ----------
                                                                     2,281,650
COMPUTER - PERSONAL & WORKSTATION 2.5%
Concentric Network Corporation (b)                       4,800         190,800
Proxicom, Inc. (b)                                       5,000         128,438
                                                                    ----------
                                                                       319,238
COMPUTER SOFTWARE 20.8%
Advantage Learning Systems, Inc. (b)                    10,000         221,250
BroadVision, Inc. (b)                                    2,200         162,250
Clarify, Inc. (b)                                        3,500         144,375
Concord Communications, Inc. (b)                         2,800         126,000
Emulex Corporation (b)                                   1,600         177,900
Exchange Applications, Inc. (b)                          9,600         391,200
HNC Software, Inc. (b)                                   4,800         147,900
MEDE AMERICA Corporation (b)                             4,400         166,100
Mercury Interactive Corporation (b)                      6,200         219,325
New Era of Networks, Inc. (b)                            2,900         127,419
Sapient Corporation (b)                                  2,500         141,562
TSI International Software, Ltd. (b)                    10,800         306,450
Transaction Systems Architects, Inc. (b)                 6,900         269,100
                                                                    ----------
                                                                     2,600,831
ELECTRONIC PRODUCTS - MISCELLANEOUS 1.1%
Proxim, Inc. (b)                                         2,300         133,400

ELECTRONICS - SEMICONDUCTOR/COMPONENT 10.3%
Anadigics, Inc. (b)                                      7,700         284,900
MMC Networks, Inc. (b)                                   6,400         286,400
PMC-Sierra, Inc. (b)                                     5,800         341,838
SDL, Inc. (b)                                            2,200         112,337
Transwitch Corporation (b)                               5,700         270,037
                                                                    ----------
                                                                     1,295,512
FINANCE - MISCELLANEOUS 2.0%
NOVA Corporation (b)                                    10,200         255,000

HEALTHCARE - INSTRUMENTATION 2.7%
Novoste Corporation (b)                                  7,300         153,300
Xomed Surgical Products, Inc. (b)                        3,900         189,881
                                                                    ----------
                                                                       343,181
HEALTHCARE - PATIENT CARE 1.4%
Sunrise Assisted Living, Inc. (b)                        5,200         181,350

HEALTHCARE - PRODUCT 2.1%
MiniMed, Inc. (b)                                        3,400         261,588

MEDIA - RADIO/TV 1.4%
Cumulus Media, Inc. Class A (b)                          7,900         172,813

MORTGAGE & RELATED SERVICE 1.8%
Prism Financial Corporation (b)                         11,200         228,900

RETAIL - FOOD CHAIN 2.3%
Wild Oats Markets, Inc. (b)                              9,300         282,197

RETAIL - RESTAURANT 5.1%
Applebee's International, Inc.                           7,000         210,875
Buca, Inc. (b)                                          19,200         316,800
P.F. Chang's China Bistro, Inc. (b)                      5,300         114,612
                                                                    ----------
                                                                       642,287
RETAIL - SPECIALTY 13.2%
Cost Plus, Inc. (b)                                      9,000         409,500
Hibbett Sporting Goods, Inc. (b)                        13,000         286,000
Linens `N Things, Inc. (b)                               6,000         262,500
Pacific Sunwear of California (b)                        8,850         215,719
Tweeter Home Entertainment Group, Inc. (b)               7,800         306,150
Zany Brainy, Inc. (b)                                   17,800         172,437
                                                                    ----------
                                                                     1,652,306
TELECOMMUNICATION EQUIPMENT 7.3%
Carrier Access Corporation (b)                           3,200         140,200
Copper Mountain Networks, Inc. (b)                       2,900         224,025
E-Tek Dynamics, Inc. (b)                                 7,600         361,475
Terayon Communication Systems, Inc. (b)                  3,300         184,388
                                                                    ----------
                                                                       910,088

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)     JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                  STRONG U.S. EMERGING GROWTH FUND (CONTINUED)
================================================================================
                                                       Shares or
                                                       Principal      Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
TRANSPORTATION SERVICE 2.1%
C.H. Robinson Worldwide, Inc.                            7,200     $   264,600

TRUCKING 2.4%
Forward Air Corporation (b)                             10,600         298,125
--------------------------------------------------------------------------------
Total Common Stocks (Cost $10,147,998)                              12,123,066
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 3.5%
COMMERCIAL PAPER 2.7%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                            $    100             100
Warner Lambert Company, 4.91%                          162,200         162,200
Wisconsin Electric Power Company, 4.91%                179,400         179,400
                                                                   -----------
                                                                       341,700
UNITED STATES GOVERNMENT ISSUES 0.8%
United States Treasury Bills, Due 7/08/99              100,000          99,928
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $441,619)                           441,628
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (Cost $10,589,617) 100.2%           12,564,694
Other Assets and Liabilities, Net (0.2%)                               (31,112)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $12,533,582
================================================================================


--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.
(d) All or a portion of these securities are held in conjunction with open written option contracts.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------
June 30, 1999 (Unaudited)
                                                                 (In Thousands, Except Per Share Amounts)

                                                              Strong       Strong      Strong      Strong U.S.
                                                            Enterprise   Growth 20    Small Cap     Emerging
                                                               Fund         Fund      Value Fund   Growth Fund
                                                            ----------   ---------    ----------   -----------
ASSETS:
  Investments in Securities, at Value
    (Cost of $53,143, $155,661, $27,271
    and $10,590, respectively)                               $65,238      $187,280      $29,639      $12,565
  Receivable for Securities Sold                               3,669           894           24          448
  Receivable for Fund Shares Sold                                 26            46          116           --
  Dividends and Interest Receivable                               17            17            6            2
  Other Assets                                                     9             6           18           16
                                                             -------      --------      -------      -------
  Total Assets                                                68,959       188,243       29,803       13,031

LIABILITIES:
  Payable for Securities Purchased                             5,874         6,033          112          473
  Written Options, at Value (Premiums Received of
    $0, $0, $191 and $0, respectively)                            --            --          153           --
  Payable for Fund Shares Redeemed                                 7            --           15           --
  Accrued Operating Expenses and Other Liabilities                18            10           27           24
                                                             -------      --------      -------      -------
  Total Liabilities                                            5,899         6,043          307          497
                                                             -------      --------      -------      -------
NET ASSETS                                                   $63,060      $182,200      $29,496      $12,534
                                                             =======      ========      =======      =======
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)              $49,868      $145,252      $27,602      $11,032
  Accumulated Net Investment Loss                               (176)         (363)        (130)         (64)
  Accumulated Net Realized Gain (Loss)                         1,273         5,692         (382)        (409)
  Net Unrealized Appreciation                                 12,095        31,619        2,406        1,975
                                                             -------      --------      -------      -------
  Net Assets                                                 $63,060      $182,200      $29,496      $12,534
                                                             =======      ========      =======      =======
Capital Shares Outstanding (Unlimited Number Authorized)       3,084         9,964        2,412        1,017

NET ASSET VALUE PER SHARE                                     $20.45        $18.29       $12.23       $12.33
                                                              ======        ======       ======       ======


                                           See Notes to Financial Statements.

                                                                                                          15


STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------
For the Six Months Ended June 30, 1999 (Unaudited)
                                                                                (In Thousands)

                                                             Strong         Strong        Strong       Strong U.S.
                                                           Enterprise      Growth 20     Small Cap      Emerging
                                                              Fund           Fund        Value Fund    Growth Fund
                                                           ----------      ---------     ----------    -----------

INCOME:
  Dividends (net of withholding taxes of
    $0, $0, $3 and $0, respectively)                         $    39        $    76        $   61        $    1
  Interest                                                        56            440            16            20
                                                             -------        -------        ------        ------
  Total Income                                                    95            516            77            21

EXPENSES:
  Investment Advisory Fees                                       165            625           115            41
  Custodian Fees                                                   8              6            11            10
  Shareholder Servicing Costs                                     55            167            55            11
  Reports to Shareholders                                         11             25             9            10
  Federal and State Registration Fees                             25             44             6            19
  Other                                                            7             12            11             5
                                                             -------        -------        ------        ------
  Total Expenses Before Waivers and Absorptions                  271            879           207            96
  Involuntary Expense Waivers and Absorptions by Advisor          --             --            --           (11)
                                                             -------        -------        ------        ------
  Expenses, Net                                                  271            879           207            85
                                                             -------        -------        ------        ------
NET INVESTMENT LOSS                                             (176)          (363)         (130)          (64)

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                                1,587          6,314          (307)         (385)
    Futures Contracts and Options                               (269)          (216)          114           (25)
                                                             -------        -------        ------        ------
    Net Realized Gain (Loss)                                   1,318          6,098          (193)         (410)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                               10,421         14,832         3,665         1,975
    Futures Contracts and Options                                 30             --            38            --
                                                             -------        -------        ------        ------
    Net Change in Unrealized Appreciation/Depreciation        10,451         14,832         3,703         1,975
                                                             -------        -------        ------        ------
NET GAIN ON INVESTMENTS                                       11,769         20,930         3,510         1,565
                                                             -------        -------        ------        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $11,593        $20,567        $3,380        $1,501
                                                             =======        =======        ======        ======

                                             See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                                              (In Thousands)
                                                         Strong Enterprise Fund             Strong Growth 20 Fund
                                                   ---------------------------------   ---------------------------------
                                                   Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                     June 30, 1999     Dec. 31, 1998     June 30, 1999     Dec. 31, 1998
                                                   ----------------    -------------   ----------------    -------------
                                                      (Unaudited)         (Note 1)        (Unaudited)
OPERATIONS:
  Net Investment Loss                                  ($   176)         ($    10)         ($    363)        ($   355)
  Net Realized Gain                                       1,318               336              6,098            6,240
  Net Change in Unrealized Appreciation/Depreciation     10,451             1,643             14,832           13,211
                                                        -------           -------           --------          -------
  Net Increase in Net Assets Resulting from Operations   11,593             1,969             20,567           19,096

DISTRIBUTIONS:
  From Net Investment Income                                 --                --                 --               --
  In Excess of Net Investment Income                         --                --                 --               (1)
  From Net Realized Gains                                  (369)               (2)            (3,026)              --
                                                        -------           -------           --------          -------
  Total Distributions                                      (369)               (2)            (3,026)              (1)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                              60,779            10,984            126,588           39,531
  Proceeds from Reinvestment of Distributions               357                 2              2,943                1
  Payment for Shares Redeemed                           (20,444)           (1,809)           (36,077)         (47,100)
                                                        -------           -------           --------          -------
  Net Increase (Decrease) in Net Assets from Capital
    Share Transactions                                   40,692             9,177             93,454           (7,568)
                                                        -------           -------           --------          -------
TOTAL INCREASE IN NET ASSETS                             51,916            11,144            110,995           11,527

NET ASSETS:
  Beginning of Period                                    11,144                --             71,205           59,678
                                                        -------           -------           --------          -------
  End of Period                                         $63,060           $11,144           $182,200          $71,205
                                                        =======           =======           ========          =======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                    3,488               897              7,295            3,204
  Issued in Reinvestment of Distributions                    22                --                173               --
  Redeemed                                               (1,182)             (141)            (2,116)          (3,869)
                                                          -----               ---              -----            -----
  Net Increase (Decrease) in Shares of the Fund           2,328               756              5,352             (665)
                                                          =====               ===              =====            =====


                                                 See Notes to Financial Statements.

                                                                                                                   17

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      (In Thousands)

                                                                 Strong Small Cap Value Fund     Strong U.S. Emerging Growth Fund
                                                                -------------------------------- --------------------------------
                                                                Six Months Ended    Year Ended          Six Months Ended
                                                                  June 30, 1999    Dec. 31, 1998          June 30, 1999
                                                                ----------------   -------------        ----------------
                                                                   (Unaudited)                        (Unaudited) (Note 1)
OPERATIONS:
  Net Investment Loss                                               ($   130)        ($   169)             ($    64)
  Net Realized Loss                                                     (193)            (188)                 (410)
  Net Change in Unrealized Appreciation/Depreciation                   3,703           (1,297)                1,975
                                                                     -------          -------               -------
  Net Increase (Decrease) in Net Assets Resulting from Operations      3,380           (1,654)                1,501

DISTRIBUTIONS FROM NET INVESTMENT INCOME                                  --               --                    --

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                           19,562           60,317                16,979
  Proceeds from Reinvestment of Distributions                             --               --                    --
  Payment for Shares Redeemed                                        (17,584)         (34,525)               (5,946)
                                                                     -------          -------               -------
  Net Increase in Net Assets from Capital Share Transactions           1,978           25,792                11,033
                                                                     -------          -------               -------
TOTAL INCREASE IN NET ASSETS                                           5,358           24,138                12,534

NET ASSETS:
  Beginning of Period                                                 24,138               --                    --
                                                                     -------          -------               -------
  End of Period                                                      $29,496          $24,138               $12,534
                                                                     =======          =======               =======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                 1,806            5,453                 1,545
  Issued in Reinvestment of Distributions                                 --               --                    --
  Redeemed                                                            (1,670)          (3,177)                 (528)
                                                                       -----            -----                 -----
  Net Increase in Shares of the Fund                                     136            2,276                 1,017
                                                                       =====            =====                 =====


                                                 See Notes to Financial Statements.
18

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

1.   ORGANIZATION
     The accompanying financial statements represent the Strong Aggressive Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:
     -    Strong Enterprise Fund
     -    Strong Growth 20 Fund
     -    Strong Small Cap Value Fund
     -    Strong U.S. Emerging Growth Fund

     Each of the above funds is a series of Strong Equity Funds, Inc., a diversified, open-end management investment company registered under the Investment Company Act of 1940. The inception date for Strong Enterprise Fund is September 30, 1998. Strong U.S. Emerging Growth Fund commenced operations on January 4, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at June 30, 1999.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments  in  foreign   denominated   assets  or  forward  currency
          contracts may involve greater risks than domestic investments, due to currency, political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. (the "Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on annualized rates of 1.00% of the average daily net assets of the Funds. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 1999, is as follows:

                                                  Shareholder
                                Payable to    Servicing and Other  Unaffiliated
                                Advisor at         Expenses          Directors'
                               June 30, 1999    Paid to Advisor        Fees
                               -------------  -------------------  ------------

STRONG ENTERPRISE FUND            $   432          $ 52,779            $750
STRONG GROWTH 20 FUND                 657           165,737             750
STRONG SMALL CAP VALUE FUND        14,156            52,963             750
STRONG U.S. EMERGING GROWTH FUND        3            10,002             750

--------------------------------------------------------------------------------

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Funds' prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At June 30, 1999, there were no borrowings by the Funds outstanding under the LOC.


5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities during the six months ended June 30, 1999, were as follows:

                                               Purchases            Sales
                                             ------------       ------------
     STRONG ENTERPRISE FUND                  $111,529,518       $ 72,882,070
     STRONG GROWTH 20 FUND                    368,818,533        289,641,768
     STRONG SMALL CAP VALUE FUND               15,844,432         14,744,029
     STRONG U.S. EMERGING GROWTH FUND          23,172,477         12,639,936


6.   INCOME TAX INFORMATION
     The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                                        at June 30, 1999                      at December 31, 1998
                                  ----------------------------------------------------------  --------------------
                                  Federal Tax     Unrealized      Unrealized          Net       Net Capital Loss
                                     Cost        Appreciation    Depreciation    Appreciation      Carryovers
                                  -----------    ------------    ------------    ------------   ----------------
STRONG ENTERPRISE FUND           $ 54,627,227    $11,197,256      $  586,733      $10,610,523       $     --
STRONG GROWTH 20 FUND             158,375,028     29,144,706         239,696       28,905,010             --
STRONG SMALL CAP VALUE FUND        27,653,122      4,468,877       2,445,396        2,023,481        131,504
STRONG U.S. EMERGING GROWTH FUND   11,100,497      1,664,985         200,789        1,464,196             --

                                                                                                                21

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
STRONG ENTERPRISE FUND
------------------------------------------------------------------------------
                                                            Period Ended
                                                       ---------------------
                                                       June 30,     Dec. 31,
Selected Per-Share Data(a)                             1999(b)      1998(c)
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $14.74       $10.00
Income From Investment Operations
  Net Investment Loss                                   (0.06)       (0.01)
  Net Realized and Unrealized Gains on Investments       5.99         4.75
------------------------------------------------------------------------------
  Total from Investment Operations                       5.93         4.74
Less Distributions
  From Net Investment Income                               --           --
  From Net Realized Gains                               (0.22)       (0.00)(d)
------------------------------------------------------------------------------
  Total Distributions                                   (0.22)       (0.00)(d)
------------------------------------------------------------------------------
Net Asset Value, End of Period                         $20.45       $14.74
==============================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------
  Total Return                                         +40.6%       +47.4%
  Net Assets, End of Period (In Millions)                 $63          $11
  Ratio of Expenses to Average Net Assets                1.6%*        2.0%*
  Ratio of Net Investment Loss to Average Net Assets    (1.0%)*      (0.9%)*
  Portfolio Turnover Rate                              222.2%        95.7%




STRONG GROWTH 20 FUND
----------------------------------------------------------------------------------------
                                                                 Period Ended
                                                       ---------------------------------
                                                       June 30,    Dec. 31,     Dec. 31,
Selected Per-Share Data(a)                             1999(b)       1998       1997(e)
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $15.44       $11.31      $10.00
Income From Investment Operations
  Net Investment Loss                                   (0.04)       (0.08)      (0.01)
  Net Realized and Unrealized Gains on Investments       3.33         4.21        1.40
----------------------------------------------------------------------------------------
  Total from Investment Operations                       3.29         4.13        1.39
Less Distributions
  From Net Investment Income                               --           --          --
  In Excess of Net Investment Income                       --        (0.00)(d)   (0.08)
  From Net Realized Gains                               (0.44)          --          --
----------------------------------------------------------------------------------------
  Total Distributions                                   (0.44)       (0.00)(d)   (0.08)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $18.29       $15.44      $11.31
========================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------
  Total Return                                         +21.5%       +36.5%      +13.9%
  Net Assets, End of Period (In Millions)                $182          $71         $60
  Ratio of Expenses to Average Net Assets                1.4%*        1.5%*       1.4%*
  Ratio of Net Investment Loss to Average Net Assets    (0.6%)*      (0.6%)*     (0.3%)*
  Portfolio Turnover Rate                              262.9%       541.2%      250.1%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 1999 (unaudited).
(c)  For the period from September 30, 1998 (inception) to December 31, 1998.
(d)  Amount calculated is less than $0.01.
(e)  For the period from June 30, 1997 (inception) to December 31, 1997.


                       See Notes to Financial Statements.

----------------------------------------------------------------------------
STRONG SMALL CAP VALUE FUND
----------------------------------------------------------------------------
                                                          Period Ended
                                                      ---------------------
                                                      June 30,     Dec. 31,
Selected Per-Share Data(a)                             1999(b)       1998
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $10.61       $10.00
Income From Investment Operations
  Net Investment Loss                                   (0.05)       (0.07)
  Net Realized and Unrealized Gains on Investments       1.67         0.68
----------------------------------------------------------------------------
  Total from Investment Operations                       1.62         0.61
Less Distributions
  From Net Investment Income                               --           --
----------------------------------------------------------------------------
  Total Distributions                                      --           --
----------------------------------------------------------------------------
Net Asset Value, End of Period                         $12.23       $10.61
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
  Total Return                                         +15.3%        +6.1%
  Net Assets, End of Period (In Millions)                 $29          $24
  Ratio of Expenses to Average Net Assets                1.8%*        1.9%*
  Ratio of Net Investment Loss to Average Net Assets    (1.1%)*      (1.0%)*
  Portfolio Turnover Rate                               61.9%       121.5%



STRONG U.S. EMERGING GROWTH FUND
---------------------------------------------------------------------
                                                      Period Ended
                                                      ------------
                                                         June 30,
Selected Per-Share Data(a)                               1999(b)
---------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $10.00
Income From Investment Operations
  Net Investment Loss                                     (0.06)
  Net Realized and Unrealized Gains on Investments         2.39
---------------------------------------------------------------------
  Total from Investment Operations                         2.33
Less Distributions
  From Net Investment Income                                 --
---------------------------------------------------------------------
  Total Distributions                                        --
---------------------------------------------------------------------
Net Asset Value, End of Period                           $12.33
=====================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------
  Total Return                                           +23.3%
  Net Assets, End of Period (In Millions)                   $13
  Ratio of Expenses to Average Net Assets                  2.0%*
  Ratio of Net Investment Loss to Average Net Assets      (1.5%)*
  Portfolio Turnover Rate                                146.9%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 1999 (unaudited).


                       See Notes to Financial Statements.

NOTES
--------------------------------------------------------------------------------

                                   DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                            John W. Widmer, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.

                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                               www.strongfunds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                       Strong Investments, Inc. 12426H99                   SAGG